                                                                   EXHIBIT 10.80

[BAXTER HEALTHCARE CORPORATION LOGO]


                               FIRST AMENDMENT TO
                 HEMOPHILIA PRODUCT VOLUME COMMITMENT AGREEMENT
                      BETWEEN BAXTER HEALTHCARE CORPORATION
           AND CORAM, INC., THROUGH ITS THERAPEUTIC SERVICES DIVISION
                         UNDER DATE OF DECEMBER 19, 2001


First Amendment to Hemophilia Product Volume Commitment Agreement ("First Amendment") made this 13th day of December, 2002, by and between Baxter Healthcare Corporation, with offices at One Baxter Parkway, Deerfield, Illinois 60015 ("Baxter") and Coram, Inc., ("Coram"), with offices at 1675 Broadway, Ste. #900, Denver, CO 80202, is hereinafter collectively referred to as "Purchaser". Baxter and Purchaser are collectively referred to hereinafter as the "Parties".

                                    RECITALS

WHEREAS, Baxter and Purchaser entered into a Hemophilia Product Volume
          Commitment Agreement ("Agreement") effective December 19, 2001; and

WHEREAS, the Parties desire to amend the Agreement for the purpose of:

     1. revising the price of Recombinate rAHF, Hemofil M AHF, FEIBA VH, Bebulin VH Factor IX Complex, and Proplex T Factor IX as reflected on Schedule C-1 (attached), which will supersede Schedule C, and;

     2. revising the volume commitment of Hemofil M AHF for the year 2003 as reflected on Schedule C-1 (attached), which will supersede Schedule C of the Agreement.

Now therefore, it is hereby agreed as follows:

     1. Prices and volume commitments for the year 2003 are revised to be as set forth in the new Schedule C-1 attached.

     2. Schedule C is hereby deleted, and the Agreement is hereby amended so that all references to such Schedules shall be to the new Schedule C-1 of the Agreement attached hereto.

     3. This First Amendment will be effective until the expiration of the term of the Agreement (unless further amended in accordance with the terms of the Agreement).


                                                                    Confidential
                                                                          Page 1

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[BAXTER HEALTHCARE CORPORATION LOGO]

     4. In the event of any conflict between the Agreement and this First Amendment, the provisions of this First Amendment shall be controlling. Except as specifically modified herein, the terms and conditions of the Agreement are hereby affirmed, confirmed and ratified.

CORAM, INC.                                   BAXTER HEALTHCARE CORPORATION


By:   /s/ FRANK GEIGER                        By:  /s/ PETER O'MALLEY
      -----------------------------------          -----------------------------
                Signature                                    Signature

        Frank Geiger                                   Peter O'Malley
    -----------------------------------           ------------------------------
                Print                                          Print

Its:  Senior Vice President, MM              Its:      President
      -----------------------------------          -----------------------------

Date:  12/27/02                              Date:     1/13/03
      -----------------------------------          -----------------------------



                                                                    Confidential
                                                                          Page 2



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[BAXTER HEALTHCARE CORPORATION LOGO]

                                   SCHEDULE A



                         Recombinant Hemophilia Product
                           Base Level Product Volumes

Year                      Base Level Volume (In Units)
----                      ----------------------------
2001
2002
2003
2004



                                                                    Confidential
                                                                          Page 3

[BAXTER HEALTHCARE CORPORATION LOGO]

                                  SCHEDULE C-1

         In Effect Beginning January 1, 2003 through December 31, 2003
                         Prices and Volume Commitments

--------------------------------------------------------------------------------------------------------
       THERAPEUTIC PROTEIN                LIST NUMBER             PRICE/UNIT              VOLUME
                                                                                        COMMITMENT
--------------------------------------------------------------------------------------------------------
  Factor VIII Recombinate* rAHF        060-351: 060-352:                 IU           Per Schedule A
                                            060-353
--------------------------------------------------------------------------------------------------------
  Factor VIII Hemofil* M AHF        060-792:060-793:060-795              IU                    units
--------------------------------------------------------------------------------------------------------
  FEIBA** VH Anti-Inhibitor                  922204                   per unit             N/A
  Coagulation Concentrate
--------------------------------------------------------------------------------------------------------
  Bebulin VH Factor IX Complex               924402                   per unit             N/A
--------------------------------------------------------------------------------------------------------
  Proplex T Factor IX                       060-739                   per unit             N/A
--------------------------------------------------------------------------------------------------------

* Hemofil, Proplex and Recombinate are trademarks of Baxter International, Inc. Hemofil and Proplex are registered with the US Patent and Trademark Office.

** FEIBA and Bebulin are trademarks of Baxter AG and are registered with the US Patent and Trademark Office.



                                                                    Confidential
                                                                          Page 4
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[BAXTER HEALTHCARE CORPORATION LOGO]

Coram, Inc.
1675 Broadway #900
Denver, CO 80202

Term of Agreement:           1/1/03 through 12/31/2003


Baxter Healthcare Corporation, through its BioScience division ("Baxter") is extending to Coram, Inc. ("Customer") the following pricing and purchase requirements in Schedule A. This pricing is based on Customer's agreement to purchase the quantities of therapeutics set forth on Schedule A in accordance to the terms and conditions of this Agreement including those indicated on Schedule B of this Agreement which are incorporated into and made a part of this Agreement.

In addition, Baxter agrees to sell the therapeutics to Customer and Customer agrees to purchase the therapeutics for resale, distribution or use within the United States to patients for whom Customer holds an active prescription for the therapeutics and/or to whom Customer provides home care services. Customer agrees to maintain all licenses necessary for the purchase and dispensing of the prescription therapeutics (e.g., state pharmacy license, physician's license, etc.) and will forward a copy of such license to Baxter upon request. The therapeutics purchased under this Agreement are not for resale, barter or trade to other purchasers of such therapeutics or for export without the prior written consent of Baxter.

Your acceptance is to be indicated by returning the signed duplicate originals of this Agreement by December 31, 2002.


     THIS AGREEMENT IS NOT VALID UNTIL SIGNED BY BAXTER AT ITS HOME OFFICE.


Coram, Inc.                                     Baxter Healthcare Corporation
1675 Broadway #900                              1627 Lake Cook Road
Denver, CO 80202                                Deerfield, Illinois 60015

By:   /s/ FRANK GEIGER                          By: /s/ EDWARD LANGAN
      -------------------------------               ----------------------------
Name: Frank Geiger                              Name: Edward Langan
      -------------------------------               ----------------------------

      Authorized Representative                      Authorized Representative


Title: Senior Vice President, MM                Titles V.P. Sales
      -------------------------------               ----------------------------

Date: 12/27/02                                  Date: 1/8/2003
      -------------------------------               ----------------------------

[BAXTER HEALTHCARE CORPORATION LOGO]                                 Coram, Inc.

                      SCHEDULE A: THERAPEUTICS AND PRICING


IMMUNE GLOBULIN INTRAVENOUS (HUMAN), GAMMAGARD(R) S/D
SOLVENT DETERGENT TREATED

IMMUNE GLOBULIN INTRAVENOUS (HUMAN) [IGIV], IVEEGAM(R) EN
* Available in limited quantities only

-------------------------------------------------------------------------------------------------------
        PRODUCT                      DESCRIPTION                    COST                 2003 VOLUME
                                                                                          COMMITMENT
-------------------------------------------------------------------------------------------------------
   Gammagard(R) S/D 060-384        0.5 gram in 10 mL                     Vial
     NDC # 00944-2620-01           With Filter Set
                                                                                       Annual Grams
                                                                                          of any
   Gammagard(R) S/D 060-385        2.5 gram in 50 mL                     Gram          assortment of
     NDC # 00944-2620-01        With Administration Set                  Vial          Gammagard S/D
                                                                                        vial sizes
                                                                                         as agreed
   Gammagard(R) S/D 060-386       5.0 gram in 100 mL                     Gram          upon by both
     NDC # 00944-2620-03        With Administration Set                  Vial             parties

   Gammagard(R) S/D 060-387       10.0 gram in 192 mL                    Gram
     NDC # 00944-2620-04        With Administration Set                  Vial

  *Iveegam EN(R) 923400           5.0 gram in 100 mL                     Gram
    NDC # 64193-250-50          With Administration Set                  Vial
-------------------------------------------------------------------------------------------------------
        PRODUCT                       DESCRIPTION                  COST                 2003 VOLUME
                                                                                         COMMITMENT
-------------------------------------------------------------------------------------------------------
  Gammagard(R) S/D 060-384         0.5 gram in 10 mL                     Vial
    NDC # 00944-2620-01             With Filter Set
                                                                                       Annual Grams of
  Gammagard(R) S/D 060-385         2.5 gram in 50 mL                     Gram         any assortment of
    NDC # 00944-2620-01         With Administration Set                  Vial           Gammagard S/D
                                                                                         vial sizes
  Gammagard(R) S/D 060-386        5.0 gram in 100 mL                     Gram          as agreed upon
    NDC # 00944-2620-03         With Administration Set                  Vial          by both parties

  Gammagard(R) S/D 060-387        10.0 gram in 192 mL                    Gram
    NDC # 00944-2620-04         With Administration Set                  Vial

  *Iveegam EN(R) 923400           5.0 gram in 100 mL                     Gram
    NDC # 64193-250-50          With Administration Set                  Vial
-------------------------------------------------------------------------------------------------------
        PRODUCT                      DESCRIPTION                    COST                 2003 VOLUME
                                                                                          COMMITMENT
-------------------------------------------------------------------------------------------------------
  Gammagard(R) S/D 060-384        0.5. gram in 10 mL                     Vial
    NDC # 00944-2620-01            With Filter Set
                                                                                     Annual Grams of
  Gammagard(R) S/D 060-385        2.5 gram in 50 mL                      Gram       any assortment of
    NDC # 00944-2620-01         With Administration Set                  Vial         Gammagard S/D
                                                                                      agreed upon by
  Gammagard(R) S/D 060-386        5.0 gram in 100 mL                     Gram          both parties
    NDC # 00944-2620-03         With Administration Set                  Vial

  Gammagard(R) S/D 060-387        10.0 gram in 192 mL                    Gram
    NDC # 00944-2620-04         With Administration Set                  Vial

  *Iveegam EN(R) 923400           5.0 gram in 100 mL                     Gram
    NDC #64193-250-50           With Administration Set                  Vial
-------------------------------------------------------------------------------------------------------

[BAXTER HEALTHCARE CORPORATION LOGO]                                 Coram, Inc.

                                   SCHEDULE B
                            ATTACHMENT TO AGREEMENT
                              TERMS AND CONDITIONS

PAYMENT TERMS AND CONDITIONS

Payment terms are net 1% 30 net 31 days from date of invoice. Customer shall pay Baxter a service charge of 1-1/2% per month, 18% per year, (or the highest amount allowed by law, if lower) on all amounts past due. In the event Customer is delinquent in payment of any amounts to Baxter, whether or not related to this Agreement, Baxter may, at its option, declare all amounts owed to it under all agreements as due and payable immediately and terminate this Agreement.

TAXES

Customer shall be responsible for payment of all applicable state/local sales, use, and/or gross receipts tax receipts resulting from transactions with Baxter regardless of placement of liability for the tax by law.

ORDERING PROCEDURE

Orders may be placed by calling Baxter BioScience Customer Service at
800.423.2090 or faxed to 800.756.4952. Shipment against any purchase order does not constitute acceptance by Baxter of the terms and conditions or prices stipulated on the purchase order. Shipment of any order, including standing orders, will be made in accordance with terms, conditions and prices in effect, as stated herein, and shall be governed solely by the terms of the Price Agreement notwithstanding any conflicting or additional terms contained in any purchase order, unless otherwise agreed to in writing by all parties concerned, Baxter cannot guarantee maximum product expiration dating on any therapeutics and related devices upon delivery. Specific dating needs may be discussed with Customer Service at time of order placement.

SHIPPING INFORMATION

Freight terms are F.O.B. Destination, Customer's location, freight pre-paid. Under normal conditions, shipment will be made within seven (7) days after receipt of order. Additional charges for emergency or overnight deliveries will be the responsibility of Customer and will be added to the invoice, Baxter shall use commercially reasonable efforts to fill orders, but shall not be liable for non-performance or delays caused by a shortage of supply of raw materials, manufacturing problems, delivery or labor problems, intervention of any governmental authority or acts of regulatory agencies, fire, earthquakes, acts of God or causes beyond its control, and Customer agrees that in such events Baxter, without liability to Customer, may allocate therapeutics and related devices among all of its customers. Baxter's available supply will be made available on a pro rata basis to customers with firm commitments. In the event Baxter is notified of and is able to verify a decision which changes the purchase and delivery of therapeutics and related devices for a patient or a group of patients either to or from Customer, then to the extent it is able, Baxter may have to make appropriate adjustment in the supply of therapeutics and related devices provided to Customer.

DISPUTED INVOICES: An amount in dispute should be deducted from Customer's remittance. PLEASE EXPLAIN THE DEDUCTION ON A LEGIBLE COPY OF THE INVOICE AND ENCLOSE IT WITH THE PAYMENT. Baxter's Account Services Representative will work with Customer to resolve the discrepancy.

DAMAGE OR SHORTAGE IN SHIPMENT: Baxter exercises extreme care in packing shipments. To minimize the possibility of error, all orders should be counted and inspected prior to acceptance of delivery from the carrier. ANY DAMAGE, SHORTAGE OR OVERAGE SHOULD BE NOTED ON A COPY OF THE CARRIER'S FREIGHT BILL AND THE DRIVER SHOULD COUNTERSIGN THE DOCUMENT. If the damage is excessive do not accept the shipment. Mark on the carrier's freight bill, "Shipment refused, damaged. Return to shipping." Baxter's Customer Service Department should be notified immediately at 1-800-423-2090. Customer's cooperation in providing this information will enable Baxter to expedite the necessary adjustments.

PROOF OF DELIVERY: Proof of delivery will be provided, if a request is received within 90 days of date of shipment. Due to the expenses involved in obtaining proof of delivery, requests are subject to a $40.00 service fee. In the event that proof of delivery cannot be provided, no service fee will be charged and full credit will be issued to Customer's account.

RETURN GOODS POLICY

Baxter can accept for credit only those therapeutics and related devices which do not perform satisfactorily under the specified condition, therapeutics and related devices which may have been damaged during transportation, or which Customer may have received in error. Due to the biological nature of the therapeutics and related devices and the government regulations involved, return of the therapeutics and related devices must be authorized before any returns will be accepted. Customer shall contact Baxter Customer Service for instructions on the return procedure to be followed.

WARRANTY

Baxter Healthcare Corporation and its affiliates warrant that therapeutics and related devices shipped or delivered to Customer will not, at the time of shipment by Baxter or its affiliates, be adulterated or misbranded within the meaning of the Federal Food, Drug and Cosmetic Act, as amended, nor will such therapeutics and related devices be an article which may not, under provisions of sections 404 and 505 of said act, be introduced into interstate commerce. Baxter and its affiliates further represent and warrant that all therapeutics and related devices delivered to Customer when stored and used in accordance with the directions on the labeling, are fit for the purposes and indications described in the labeling. Unless the therapeutics and related devices is used in accordance with its instructions, these warranties are void and of no effect. THERE ARE NO OTHER EXPRESS OR IMPLIED WARRANTIES, INCLUDING ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE. BAXTER AND ITS AFFILIATES' SOLE OBLIGATION AND CUSTOMER'S EXCLUSIVE REMEDY FOR BREACH OF ANY WARRANTY SHALL BE, AT BAXTER'S OPTION, TO REPAIR OR REPLACE THE THERAPEUTICS AND RELATED DEVICES. NEITHER BAXTER NOR ITS AFFILIATES SHALL BE LIABLE FOR PROXIMATE, INCIDENTAL, CONSEQUENTIAL OR EXEMPLARY DAMAGES. MORE WARRANTIES MAY ACCOMPANY INDIVIDUAL THERAPEUTICS AND RELATED DEVICES.

TRACE SALES REPORTS

On all purchases from BAXTER BIOSCIENCE, customer agrees to maintain complete and accurate records of the sales of all BioScience therapeutics and related devices covered under this Agreement. Customer agrees to provide monthly trace sales reports, to include the following information:

- City, state, and the zip code of the prescribing physician
- # of units, unit of measure, BioScience therapeutics and related device code or NDC#, ship date

THE ABOVE INFORMATION MUST BE RECEIVED WITHIN TEN (10) DAYS FOLLOWING THE LAST DAY OF EACH CALENDAR MONTH. The preferred method is to put your report in Microsoft Excel Spreadsheet format along with a contact name and telephone number. Remit spreadsheet to the following:

                                cayag@baxter.com
                               1627 Lake Cook Road
                               Deerfleld, IL 60015
                                Ph# 847.948.5951
                               Fax# 847.940.5798